8K for 22.12.05
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          DATE OF EARLIEST REPORT

                                 DECEMBER 16, 2005
                        (DATE OF EARLIEST EVENT REPORTED)

                            NEW MEDIUM ENTERPRISES, INC.
         -----------------------


            (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


STATE  OR  OTHER  JURISDICTION  OF                  (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                    IDENTIFICATION


             11-3502174                                         NEVADA

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING ARE CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                          DATE OF REPORT DECEMBER 16,  2005
                        DATE  OF  EARLIEST  EVENT  REPORTED):

                            MAHESH  JAYANARAYAN,  CEO
                                  195  THE  VALE
                                  LONDON  W3  7QS
                            TEL:  011  44  208  746  2018
                            FAX:  011  44  208  749-8025




                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          DATE OF EARLIEST REPORT

                                 December 16, 2005
                        (DATE OF EARLIEST EVENT REPORTED)

                            NEW MEDIUM ENTERPRISES, INC.
         -----------------------


            (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


STATE  OR  OTHER  JURISDICTION  OF                  (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                    IDENTIFICATION


             11-3502174                                     NEVADA

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING ARE CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                          DATE OF REPORT DECEMBER 16,  2005
                        DATE  OF  EARLIEST  EVENT  REPORTED):

                            MAHESH  JAYANARAYAN,  CEO
                                  195  The  Vale
                                  London  W3  7QS
                            Tel:  011  44  208  746  2018
                            Fax:  011  44  208  749-8025


Item 1.01 Entry Into a Material Definitive Agreement

     On October 31, 2005, New Medium Enterprises, Inc. ("NME") and Beijing E-World, a corporation organized under the laws of the People's Republic of China ("E-World"), entered into an Acquisition Agreement, effective as of December 16, 2005, providing for a share exchange transaction.
     This  transaction has been approved by appropriate corporate action of both
     companies,  effective  December  16, 2005.   The Closing Date under
     this Acquisition Agreement is scheduled for March 31, 2006.


     Under the Acquisition Agreement, NME will effectively acquire 69.09% of the registered share capital of E-World for an investment of US$8.5 million dollars to be made by NME during a designated period of time before following the closing. In addition, at closing, NME will issue 98 Million common shares to certain shareholders of E-World representing approximately 40% of the total issued and outstanding common shares of NME Pursuant to the Acquisition Agreement, on the effective date December 16, 2005, NME will facilitate an interim trade credit facility in an amount of $ 1.1 million. This interim trade credit facility will constitute part of the total investment to be made by NME in E-World in the aggregate amount of $8.5 million dollars.

     In addition, pursuant to the Acquisition Agreement, following the closing, NME will be renamed as "NME- World" and will apply for listing of its shares on the NASDAQ SmallCap Market or other exchange. Following the closing, representatives of E-World may designate three (3) members of the Board of Directors of NME-World.


 Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     NME has created a special purpose financing vehicle, New Medium Enterprises Capital Limited ("NMEC"), also known as New Medium Enterprises UK . NMEC is a wholly owned subsidiary of NME.

     It is anticipated that NMEC will fund the sales growth of NME, its parent entity, in 2006. In addition, NMEC may enter into financing arrangements for other joint ventures and acquisitions. It is anticipated that NMEC will raise funds through short term and medium term financing arrangements.

     As its initial financing transaction, NMEC placed a 120-day short term debenture note with a private equity fund, Tribal SARL, in the principal amount of $1.1 million. These funds will be exclusively used for the purpose of trade finance by or through E-World. This initial financing transaction also constitutes part of NME's investment in E-World pursuant to the terms of the Acquisition Agreement.

     As part of this transaction, NME, as the parent entity, will provide a limited guarantee collateralized, in part, by the securities to be issued by NME at closing pursuant to the the Acquisition Agreement.

     Additional material terms relating to this initial short term financing transaction involving NMEC are as follows:

     Loan Amount : $1,100,000 Short Term Note

     Term: The term of such Note will be for a period of 120 days from December 16 2005.

     Interest:Interest will be payable at maturity and accrue at the interest rate of 15% (or 1.25 % for every 30 days).


     Equity Warrants: NME, as the parent entity, will issue warrants in respect of its common shares equal to 100 % of the subscribed amount and will be exercisable at any time within 5 years for issue at 25% discount to the average trading price during any 30-day period.

     Guarantor:- NME, as the parent entity, will guaranty payment under this Note. This guaranty will be specific to the collateral furnished in connection with this facility. This guaranty will be limited to the securities pledged as collateral and held in escrow and dedicated for the purpose of this financing transaction.

     Collateral :-

     The collateral security to be furnished in connection with this initial financing transaction includes the following:

     1.Approximately 98 million NME common shares to be held in escrow and which will be issued at closing under the Acquisition Agreement.

     2.Additional 15 million common shares of NME to be pledged as collateral security and held in escrow.

     3.Guaranty of payment from NME, as the parent entity.

     Purpose: The proceeds from the Note will be used exclusively for trade finance in connection with E-World

 Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. On December 14, 2005, Rahul Diddi resigned from his position as Chief Financial Officer, effective immediately, but will continue to serve as a Director of NME. Mr. Diddi's resignation was due to of relocation of NME's headquarters to London, UK. To this effect, NME's Board of Directors appointed Ms. Irene Kuan as Interim Chief Financial Officer. Ms. Kuan will also remain Treasurer and Director of our company.

Exhibit:  Resignation Letter from Rahul Diddi




 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




New  Medium  Enterprises,  Inc.
-------------------------------
(Registrant)


By:  /s/  Mahesh Jayaranayan
CEO

December 23, 2005



Exhibit:  Resignation Letter from Rahul Did


December 18, 2005

Mr. Rupert Stow
Chairman of The Board of Directors
New Medium Enterprises Inc.
195 The Vale
London, UK W37QS

Mr. Mahesh K. Jayanaraynan
CEO
New Medium Enterprises Inc.
195 The Vale
London, UK W37QS


Dear Rupert & Mahesh:

     In view of the fact that the headquarters of New Medium Enterprises Inc. (NME) has been moved to London, UK, please accept my resignation from the position of Chief Financial Officer (CFO).

     Kind regards.

Sincerely,

/s/ Rahul Diddi

Rahul Diddi
December 23, 2005